Exhibit 10.1 THIRD AMENDMENT TO TERM LOAN AGREEMENT THIS THIRD AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) dated as of May 29, 2026, by and among NETSTREIT, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), NETSTREIT CORP., a Maryland corporation (the “Parent”), each of the Lenders party hereto, and TRUIST BANK, as Administrative Agent (together with its successors and assigns, the “Administrative Agent”). WHEREAS, the Borrower, the Parent, the Lenders, the Administrative Agent and certain other parties have entered into that certain Term Loan Agreement dated as of July 3, 2023 (as amended by that certain First Amendment to Term Loan Agreement dated as of January 15, 2025, that certain Second Amendment to Term Loan Agreement dated as of September 25, 2025 and as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); and WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein; NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows: Section 1. Specific Amendments to Credit Agreement. Upon the satisfaction of each of the conditions set forth in Section 3 of this Amendment, the parties hereto agree that the Credit Agreement is amended as follows: (a) Section 1.1 of the Credit Agreement is amended by deleting the table set forth under clause (b) of the term “Applicable Margin” in its entirety and inserting the following in lieu thereof: Level Credit Rating Applicable Margin for SOFR Loans Applicable Margin for Base Rate Loans 1 > A- / A3 0.75% 0.00% 2 BBB+ / Baa1 0.80% 0.00% 3 BBB / Baa2 0.90% 0.00% 4 BBB- / Baa3 1.15% 0.15% 5 < BBB- / Baa3 1.55% 0.55% Section 2. Acknowledgement of Maturity Date Extension. The parties hereto acknowledge and agree that (i) the Borrower delivered written notice to the Administrative Agent on May 8, 2026 of its first of two exercisable One-Year Extension Options as provided for in Section 2.14 of the Credit Agreement, (ii) effective upon payment of the extension fee referenced in Section 3 hereof, the Maturity Date shall be extended to July 3, 2027 and (iii) following the exercise of such One-Year Extension Option, the Borrower has one remaining One-Year Extension Option and one remaining Six-Month Extension Option, in each case, under Section 2.14 of the Credit Agreement.

- 2 - Section 3. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent: (a) a counterpart of this Amendment duly executed by the Borrower, the Parent, the Administrative Agent and each of the Lenders; (b) a Guarantor Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor; and (c) payment of an extension fee in an amount equal to 0.125% of the aggregate principal amount of the Loans outstanding on the date hereof as required by Section 3.5(d) of the Credit Agreement in connection with the Borrower’s exercise of a One-Year Extension Option. Section 3. Representations. Each of the Borrower and the Parent represents and warrants to the Administrative Agent and the Lenders that: (a) Authorization. Each of the Borrower and the Parent has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of each of the Borrower and the Parent and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower and the Parent enforceable against the Borrower and the Parent in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein and as may be limited by equitable principles generally. (b) Compliance with Laws, etc. The execution and delivery by the Borrower and the Parent of this Amendment and the performance by the Borrower and the Parent of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Loan Party to obtain a Governmental Approval (other than any required filing with the SEC) or violate any Applicable Law (including all Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower, the Parent or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower, the Parent or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower, the Parent or any other Loan Party. (c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment. Section 4. Reaffirmation of Representations by Borrower. Each of the Borrower and the Parent hereby reaffirms that the representations and warranties made or deemed made by the Borrower, the Parent and each other Loan Party in the Loan Documents to which any of them is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is true and correct in all respects) on and as of the date hereof with the same force and effect as if made on and as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (except in the case of a representation or warranty qualified

- 3 - by materiality, in which case such representation or warranty was true and correct in all respects) on and as of such earlier date). Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. This Amendment shall constitute a Loan Document. Section 6. Expenses. The Borrower shall pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses (including the reasonable fees and disbursements of counsel to the Administrative Agent) incurred in connection with preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith. Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE. Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only from the date as of which this Amendment is dated, unless otherwise specifically stated herein. Section 10. Counterparts. This Amendment may be executed in any number of counterparts (which may be effectively delivered by facsimile, in portable document format (“PDF”) or other similar electronic means), each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. Section 11. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement. [Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Term Loan Agreement to be executed as of the date first above written. NETSTREIT, L.P., as the Borrower By: /s/ Daniel Donlan ____________________ Name: Daniel Donlan Title: Chief Financial Officer NETSTREIT CORP., as the Parent By: /s/ Daniel Donlan ____________________ Name: Daniel Donlan Title: Chief Financial Officer [Signatures Continued on Next Page]

[Signature Page to Third Amendment to Term Loan Agreement for NetSTREIT, L.P.] TRUIST BANK, as Administrative Agent and as a Lender By: /s/ Ryan Almond _____________ Name: Ryan Almond ___________ Title: Director _______________ [Signatures Continued on Next Page]

[Signature Page to Third Amendment to Term Loan Agreement for NetSTREIT, L.P.] PNC BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Andrew T. White __________ Name: Andrew T. White ________ Title: Senior Vice President ____ [Signatures Continued on Next Page]

[Signature Page to Third Amendment to Term Loan Agreement for NetSTREIT, L.P.] CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender By: /s/ Jared Valyo _______________ Name: Jared Valyo ____________ Title: Authorized Signatory _____ [Signatures Continued on Next Page]

[Signature Page to Third Amendment to Term Loan Agreement for NetSTREIT, L.P.] MIZUHO BANK, LTD., as a Lender By: /s/ Donna DeMagistris _________ Name: Donna DeMagistris ______ Title: Managing Director _______ [Signatures Continued on Next Page]

[Signature Page to Third Amendment to Term Loan Agreement for NetSTREIT, L.P.] THE BANK OF NOVA SCOTIA, as a Lender By: /s/ Michelle Phillips ___________ Name: Michelle Phillips ________ Title: President & CEO ________ [Signatures Continued on Next Page]

[Signature Page to Third Amendment to Term Loan Agreement for NetSTREIT, L.P.] BANK OF AMERICA, N.A., as a Lender By: /s/ Stephanie Whitman _________ Name: Stephanie Whitman ______ Title: Senior Vice President ____ [Signatures Continued on Next Page]

[Signature Page to Third Amendment to Term Loan Agreement for NetSTREIT, L.P.] STIFEL BANK & TRUST, as a Lender By: /s/ Jordan Morrison ___________ Name: Jordan Morrison _________ Title: Vice President __________

EXHIBIT A FORM OF GUARANTOR ACKNOWLEDGEMENT THIS GUARANTOR ACKNOWLEDGEMENT dated as of May 29, 2026 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of Truist Bank as Administrative Agent (the “Administrative Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”) and each of the other Guarantied Parties (as defined in the Guaranty referred to below). WHEREAS, NETSTREIT, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), NETSTREIT CORP., a Maryland real estate investment trust (the “Parent”), the Lenders and the Administrative Agent and certain other parties have entered into that certain Term Loan Agreement dated as of July 3, 2023 (as amended by that certain First Amendment to Term Loan Agreement dated as of January 15, 2025, that certain Second Amendment to Term Loan Agreement dated as of September 25, 2025, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of July 3, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement and the other Loan Documents on the terms and conditions contained in the Guaranty; WHEREAS, the Borrower and certain of the Lenders are to enter into the Third Amendment to Term Loan Agreement dated as of the date hereof (the “Amendment”), to amend the Credit Agreement on the terms and conditions contained therein; and WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows: Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent, the Lenders and each of the other Guarantied Parties (as defined in the Guaranty) under the Guaranty and agrees that the transactions contemplated by the Amendment, shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder. Section 2. Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE. Section 3. Counterparts. This Acknowledgement may be executed in any number of counterparts (which may be effectively delivered by facsimile, in portable document format (“PDF”) or other similar electronic means), each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. [Signatures on Next Page]

Signature Page to Guarantor Acknowledgement IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above. GUARANTORS: NETSTREIT MANAGEMENT, LLC, as Guarantor By: Name: Title: NETSTREIT CORP., as Guarantor By: Name: Title: NETSTREIT MANAGEMENT TRS, LLC, as Guarantor By: Name: Title: NETSTREIT GP, LLC, as Guarantor By: Name: Title: NS RETAIL HOLDINGS, LLC, as Guarantor By: Name: Title: